UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01. REGULATION FD DISCLOSURE

On May 11, 2018, Toys “R” Us, Inc. (the “Company”) posted to the website referenced below its annual financial report for its fiscal year ended February 3, 2018 pursuant to the reporting requirements set forth in Section 4.03(a) of the respective indentures governing the 12% Senior Secured Notes due 2021 (the “Pre-petition Taj Notes”) and the 11% Senior Secured ABL DIP Notes (the “Taj DIP Notes” and together with the Pre-petition Taj Notes, the “Taj Notes”) issued by its wholly-owned subsidiaries, TRU Taj LLC (the “Issuer”) and TRU Taj Finance, Inc., and the financial information regarding the Issuer required pursuant to the second paragraph of Section 4.03(b) of such indentures. The posted financial information may be accessed through such website subject to a standard confidentiality acknowledgement. The website is hosted at: https://global.merrillcorp.com. Investors seeking access to financial information posted to the website must initially email the site administrator at datasite@merrillcorp.com to request access (please reference Toys “R” Us Financial Reporting in the subject line). Investors should not contact the Company regarding website access.

In light of recent amendments to financial reporting requirements contained in the indentures, the Company is no longer required to file any reports or other information with the Securities and Exchange Commission (the “SEC”) and instead is permitted to satisfy the financial reporting obligations of the indentures by posting such required financial information on a website (which may be subject to reasonable confidentiality restrictions) and is no longer required to conduct quarterly conference calls to discuss the financial results of the Company. In addition, beginning with the quarter ended May 5, 2018, the financial information required by the indentures will be that of the Issuer and its subsidiaries and not of any parent entities, including the Company.

The Company is currently a “voluntary filer” under the applicable rules and regulations of the SEC. As a result and in light of the recent reporting amendments, the Company intends to cease filing all reports with the SEC. All future financial reports required under the indentures will be posted to the above-referenced website. Holders of the Taj Notes should consult the website to access such information. Going forward, the Company does not intend to issue any press release or file with the SEC any additional Current Reports on Form 8-K to disclose the posting of any such financial or other information to the website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: May 11, 2018	By:	/s/ James M. Young
	Name:	James M. Young

	Title:	Executive Vice President, General Counsel and Corporate Secretary